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                                                                  EXHIBIT 23.2

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

   We consent to the use of our report on the financial statements of Feist Long Distance Service, Inc. as of December 31, 1996, dated August 5, 1997, included herein, in this Registration Statement on Form S-1 and the reference to our Firm under the heading "Experts".

KPMG PEAT MARWICK LLP

Houston, Texas
October 8, 1997